(2) Going Concern	9 Months Ended
Jun. 30, 2013
Notes
(2) Going Concern

(2)                 GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which will depend considerably on the ability of the Company to retain and extend existing contracts with its customers. Management’s plan with respect to this uncertainty includes expanding the market for its ReliAlert portfolio of products and services and extending the terms to existing contracts. There can be no assurance that revenues will continue or increase in order to generate sufficient cash flow to repay the Company’s obligations.  If the Company is unable to supplement its cash flows from operating activities, the Company may be required to obtain additional funding, and if it is unable to do so, the Company may have to cease operations.